UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 20, 2012

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2012, the board of directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) approved for 2013 a merit increase of three percent (3%) to the base salary of the Bank's President - CEO, Milton J. Miller, II. As a result, Mr. Miller's base salary for 2013 will be $623,610. In addition, on November 15, 2012, the President - CEO, after discussion with the Human Resources Committee of the Board, approved for 2013 merit increases of three percent (3%) to the base salaries of certain of the Bank's Executive Officers (EOs) (as defined in the rules of the Securities and Exchange Commission). The names, titles and 2013 base salaries of those EOs are as follows:

Name	Title	Base Salary for 2013
Cindy L. Konich (1)	Executive Vice President - Chief Financial Officer - Chief Operating Officer	$395,304
Jonathan R. West (1)	Executive Vice President - Chief Operating Officer - Business Operations	$356,876
Sunil Mohandas	Senior Vice President - Chief Risk Officer	$285,922
K. Lowell Short, Jr. (1)	Senior Vice President - Chief Accounting Officer	$263,926

(1) Named Executive Officer ("NEO") for whom disclosure was made pursuant to 17 CFR 229.402(c) in the Bank's Annual Report on Form 10-K filed on March 20, 2012.

The Bank submitted the foregoing information to the Bank's primary regulator, the Federal Housing Finance Agency (“Finance Agency”) in accordance with its previously-issued directives regarding executive compensation. On December 20, 2012, the Finance Agency informed the Bank that it has no objection to these merit increases to the EOs' base salaries.
In addition, the President - CEO has approved for 2013 a merit increase of four percent (4%) to the base salary of another Executive Officer of the Bank, Gregory L. Teare, who is Senior Vice President - Chief Banking Officer.  As a result, Mr. Teare's base salary for 2013 will be $263,354.

Other elements of compensation provided to the Bank's NEOs are calculated using, among other things, certain percentages of base salary. Please refer to the Current Report on Form 8-K filed by the Bank on November 21, 2012 for information concerning the Bank's incentive compensation plan for the Bank's EOs and other employees. Please refer to the Annual Report on Form 10-K filed by the Bank on March 20, 2012 for information concerning other elements of compensation awarded to the Bank's NEOs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2012

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/JONATHAN R. WEST
Jonathan R. West
Executive Vice President - Chief Operating Officer, Business Operations

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer